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                                                                    EXHIBIT 3.47


[Canadian Flag]

Industry Canada                           [Industrie Canada]
Canada Business                           [Loi canadienne sur les
Corporations Act                          societes par actions]

FORM 1                                    [FORMULE 1]
ARTICLES OF INCORPORATION                 [STATUTS CONSTITUTIFS]
(SECTION 6)                               [(ARTICLE 6)]

1- Name of corporation                    [Denomination de la societe]

3926940 CANADA LIMITED

2- The place in Canada where the registered office is to be situated [Lieu au Canada ou doit etre situe le siege social]

City of Winnipeg
Province of Manitoba

3- The classes and any maximum number of shares that the corporation is authorized to issue
[Categories et tout nombre maximal d'actions que la societe est autorisee a emettre]

an unlimited number of common shares

4- Restrictions, if any on share transfers
[Restrictions sur le transfert des actions, s'il y a lieu]

The transfer of shares of the Corporation shall be restricted in that no shareholder shall be entitled to transfer any share or shares without either:

(a) the approval of the directors of the Corporation expressed by a resolution passed at a meeting of the board of directors or by an instrument or instruments in writing signed by a majority of the directors; or

(b) the approval of the holders of at least a majority of shares of the Corporation entitling the holders thereof to vote in all circumstances (other than holders of shares who are entitled to vote separately as a class) for the time being outstanding expressed by a resolution passed at a meeting of the holders of such shares or by an instrument or instruments in writing signed by the holders of a majority of such shares.

5- Number (or minimum and maximum number) of directors
[Nombre (ou nombre minimal et maximal) d'administrateurs]

minimum of 1; maximum of 10

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6- Restrictions, if any, on business the corporation may carry on
[Limites imposees a l'activite commerciale de la societe, s'il y a lieu]

not applicable

7- Other provisions if any
[Autres dispositions s'il y a lieu]

The annexed Schedule A is incorporated in this form.

8- Incorporators - [Fondateurs]

Name(s) - [Nom(s)]

Jean D. DuGuay

Address (include postal code) - [Adresse (inclure le code postal)]

67 Sixth Street
Etobicoke, Ontario, M8V 3A1

Signature

/s/ Jean D. DuGuay

FOR DEPARTMENTAL USE ONLY - [A L'USAGE DU MINISTERE SEULEMENT]

Corporation No. - [N(degree) de la societe]

392694-0

Filed - [Deposee]

JUL 26 2001

DSG 02/2000

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[Canadian Flag]

Industry Canada                           [Industrie Canada]
Canada Business                           [Loi canadienne sur les
Corporations Act                          societes par actions]

FORM 4                                    [FORMULE 4]
ARTICLES OF AMENDMENT                     [CLAUSES MODIFICATRICES]
(SECTION 27 OR 177)                       [(ARTICLES 27 OU 177)]

1- Name of corporation                    [Denomination de la societe]

3926940 CANADA LIMITED

2- Corporation No.
[N(degree) de la societe]

3926940

3- The articles of the above-named corporation are amended as follows: [Les statuts de le societe mentionnee ci-dessus sont modifies de la facon suivante:]

to change the name of the Corporation from 3926940 Canada Limited to Fox Sports World Canada Holdco Inc.

Date

November 9, 2001

Signature

/s/ Pamela A. Harrod

Title - [Titre]

Secretary

FOR DEPARTMENTAL USE ONLY - [A L'USAGE DU MINISTERE SEULEMENT]

Filed - [Deposee]

NOV 16 2001

[Canadian Flag]

Canada

DSG 01/2000

[Canadian Flag]

Industry Canada                           [Industrie Canada]
Canada Business                           [Loi canadienne sur les
                                          societes par actions]

FORM 1                                    [FORMULE 1]
ARTICLES OF INCORPORATION                 [STATUTS CONSTITUTIFS]
(SECTION 6)                               [(ARTICLE 6)]

1- Name of corporation                    [Denomination de la societe]

3722384 CANADA LIMITED

2- The place in Canada where the registered office is to be [Lieu au Canada ou doit etre situe le siege social]

City of Toronto
Province of Ontario

3- The classes and any maximum number of shares that the corporation is authorized to issue
[Categories et tout nombre maximal d'actions que la societe est autorisee a emettre]

An unlimited number of common shares

4- Restrictions, if any, on share transfers
[Restrictions sur le transfert des actions, s'il y a lieu]

The transfer of shares of the Corporation shall be restricted in that no shareholder shall be entitled to transfer any share or shares without either:

(a) the approval of the directors of the Corporation expressed by a resolution passed at a meeting of the board of directors or by an instrument or instruments in writing signed by a majority of the directors; or

(b) the approval of the holders of at least a majority of shares of the Corporation entitling the holders thereof to vote in all circumstances other than holders of shares who are entitled to vote separately as a class) for the time being outstanding expressed by a resolution passed at meeting of the holders of such shares or by an instrument or instruments in writing signed by the holders of a majority of such shares.

5- Number (or minimum and maximum number) of directors
[Nombre (ou nombre minimal et maximal) d'administrateurs]

Minimum of one (1); Maximum of ten (10)

                                       15

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6- Restrictions if any on business the corporation may carry on
[Limites imposees a l'activite commerciale de la societe, s'il y a lieu]

Not applicable

7- Other provisions if any
[Autres dispositions s'il y a lieu]

The annexed Schedule A is incorporated in this form.

8- Incorporators - [Fondateurs]

Name(s) - [Nom(s)]

Jean D. DuGuay

Address (include postal code) - [Adresse (inclure le code postal)]

67 Sixth Street
Etobicoke, Ontario, M8V 3A1

Signature

/s/ Jean D. DuGuay

FOR DEPARTMENTAL USE ONLY - [A L'USAGE DU MINISTERE SEULEMENT]

Corporation No. - [N(degree) de la societe]

372238-4

Filed - [Deposee]

Feb [Fev] 23 2000

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